UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 2)

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 21, 2023

TENON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

104 Cooper Court
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 649-5760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC
Warrants	TNONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 (“Amendment No. 2”) to the Current Report on Form 8-K is being filed as the second amendment to the Current Report on Form 8-K (the “Amended Form 8-K”) filed by Tenon Medical, Inc. (the “Company”) on December 26, 2023 as amended by Amendment No. 1 thereto filed on January 11, 2023. The sole purpose of this Amendment No. 2 is to supplement the disclosure in the Amended Form 8-K with details of the special meeting of the Company’s stockholders held on January 30, 2024 that was held after the adjournment of the special meetings of the Company’s stockholders held on December 21, 2023 and January 8, 2024. This Amendment No. 2 does not otherwise change or update the disclosure set forth in the Amended Form 8-K and does not otherwise reflect events after the Amended Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company convened its virtual Special Stockholders Meeting (the “Meeting”) on January 30, 2024 at 1:30 p.m. Pacific Time that was a continuation of the adjourned special meeting of the Company’s stockholders that was held on January 8, 2024, which was the continuation of the adjourned special meeting of the Company’s stockholders that was held on December 21, 2023. A quorum was present for the Meeting.

At the Meeting, Proposal 2 was submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the Securities and Exchange Commission on November 22, 2023. As of the record date, November 9, 2023, a total of 2,471,046 shares of common stock of the Company (“Common Stock”) were issued and outstanding and entitled to vote. The Common Stock constitutes all of the securities of the Company entitled to vote at the Meeting. The holders of record of 1,777,436 shares of Common Stock were present in person or represented by proxy at said meeting. Such amounts represented approximately 71.93% of the Common Stock entitled to vote at such meeting.

At the Meeting, the stockholders approved Proposal 2. The votes on Proposal 2 were cast as set forth below:

Proposal No. 2 – To consider and vote on a proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to expressly vest in the Board of Directors of the Company (the “Board”) the authority to issue the preferred stock with powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof as the Board;

For	Against	Abstain
1,243,383	73,920	21,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2024	TENON MEDICAL, INC.

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President

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